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                AMENDMENT NO. 3 TO RECEIVABLES PURCHASE AGREEMENT

         This Amendment No. 3 (the "Amendment") is dated as of June 26, 2000 among Hampshire Funding, Inc. (the "Seller" and the "Servicer"), the undersigned Purchasers and Bank One, NA (The First National Bank of Chicago), as agent for the Purchasers (the "Agent").

                              W I T N E S S E T H :

         WHEREAS, the Seller, the Servicer, the Purchasers and the Agent are parties to that certain Amended and Restated Receivables Purchase Agreement dated as of May 5, 1998 (as previously amended, the "Agreement"); and

         WHEREAS, the Seller, the Servicer, the undersigned Purchasers and the Agent desire to extend the Liquidity Termination Date;

         NOW, THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have their meanings as attributed to such terms in the Agreement.

         2.       AMENDMENTS TO THE AGREEMENT.


         2.1. AMENDMENT TO THE DEFINITION OF LIQUIDITY TERMINATION DATE. The definition of "Liquidity Termination Date" appearing in Exhibit I to the Agreement is hereby amended by deleting the date "June 27, 2000" where it appears therein and inserting the date "July 26, 2000" in lieu thereof.

         3. AGREEMENT OF THE SELLER. Section 5.1(k) of the Agreement provides that the Seller shall enter into a Hedge Contract at any time the Program Yield is less than 0.50%. As of the Settlement Date occurring on June 12, 2000, the Program Yield is less than 0.50%. The Seller hereby agrees that it shall, by no later than July 15, 2000, either (i) increase the interest rate applicable to the Receivables in accordance with the terms of each Contract such that the Program Yield will be at least 0.50% as of the Settlement Date occurring on August 10, 2000 and thereafter, or (ii) enter into a Hedge Contract in form and substance satisfactory to the Agent.

         4. RATIFICATION OF PERFORMANCE GUARANTY. By acknowledging this Amendment below, the Performance Guarantor acknowledges, agrees and confirms that the Seller's obligations to the Purchasers and the Agent under the Agreement as hereby amended are and remain unconditionally guaranteed by the Performance Guarantor pursuant to the terms of the Performance Guaranty.

         5. REPRESENTATIONS AND WARRANTIES. In order to induce the Agent and the undersigned Purchasers to enter into this Amendment each of the Seller and the Servicer represents and warrants that:

         5.1. The representations and warranties set forth in Article III of the Agreement, as hereby amended, are true, correct and complete on the date hereof as if made on and as of the date hereof and there exists no Event of Default or Potential Event of Default on the date hereof.

         5.2. The execution and delivery by each of the Seller and the Servicer of this Amendment has been duly authorized by proper corporate proceedings of the Seller and the Servicer and this Amendment, and the Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Seller and the Servicer enforceable against the Seller and the Servicer in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or their similar laws relating to or limiting creditors' rights generally.


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         5.3.     Neither the execution and delivery by the Seller or the
Servicer of this Amendment, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Seller or the Servicer or the Seller's or the Servicer's certificate of incorporation or by-laws or the provisions of any indenture, instrument or agreement to which the Seller or the Servicer is a party or is subject, or by which it or its property, is bound, or conflict with or constitute a default thereunder.

         6. EFFECTIVE DATE. This Amendment shall become effective as of the date above first written upon receipt by the Agent of (i) counterparts of this Amendment duly executed by the Seller, the Servicer and the Purchasers and
(ii) such other documents as the Agent or any Purchaser may request.

         7. RATIFICATION. The Agreement, as amended hereby, is hereby ratified, approved and confirmed in all respects.

         8. REFERENCE TO AGREEMENT. From and after the effective date hereof, each reference in the Agreement to "this Agreement", "hereof", or "hereunder" or words of like import, and all references to the Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Agreement, as amended by this Amendment.

         9. COSTS AND EXPENSES. The Seller agrees to pay all costs, fees, and out-of-pocket expenses (including attorneys' fees and time charges of attorneys for the Agent, which attorneys may be employees of the Agent) incurred by the Agent in connection with the preparation, execution and enforcement of this Amendment.

         10. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

         11. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.


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         IN WITNESS WHEREOF, the Seller, the Servicer, the undersigned
Purchasers and the Agent have executed this Amendment as of the date first above written.


                                  HAMPSHIRE FUNDING, INC., as Seller
                                  and Servicer

                                  By: _____________________________
                                                                   -
                                  Title: ____________________________


                                  PREFERRED RECEIVABLES FUNDING CORPORATION

                                  By: ____________________________
                                  Title: Authorized Signatory

                                  BANK ONE, NA (THE FIRST NATIONAL BANK
                                  OF CHICAGO), individually as an Investor and as Agent

                                  By: _____________________________
                                                                   -
                                  Title: ____________________________

Acknowledged and confirmed by:

JEFFERSON-PILOT CORPORATION,
as Performance Guarantor

By: ________________________
Title:_______________________



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